Exhibit 10.7

AMENDMENT NO. 2

TO

REGISTRATION RIGHTS AGREEMENT

October 23, 2019

Reference is hereby made to that certain Registration Rights Agreement, dated as of July 10, 2019 (as amended from time to time prior to the date hereof, the “Registration Rights Agreement”), by and among Franchise Group, Inc. (f/k/a Liberty Tax, Inc.), a Delaware corporation (the “Company”), and the parties listed on Schedule 1 thereto (the “Investors”).

WHEREAS, the Company and the Vintage Group Members desire to amend the Registration Rights Agreement pursuant to this Amendment No. 2 (this “Amendment”) in accordance with Section 3.12 thereof; and

WHEREAS, capitalized terms used herein but not defined shall have the meaning set forth in the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Amendment.

(a)             The definition of “Vintage Group” in Section 1.1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Vintage Group” means collectively, Tributum, L.P., Vintage Tributum LP, Vintage Capital Management, LLC, Samjor Family LP, Vintage RTO, L.P., Stefac LP, Brian Kahn and Lauren Kahn, as tenants by the entirety, and B. Riley FBR, Inc. and any of their respective Affiliates (excluding the Company, New Holdco and their respective Subsidiaries), successors and permitted assigns who hold New Holdco Units, shares of Voting Non-Economic Preferred Stock or shares of Common Stock.

(b)             The first sentence of Section 2.1 of the Registration Rights Agreement is hereby amended by replacing the phrase “forty-five (45) days following the approval of the Liberty Charter Amendments by the Company’s stockholders and the filing thereof with the Secretary of State of the State of Delaware” with “December 20, 2019.”

(c)             Schedule 1(A) of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

A. Vintage Group

Name and Address	Shares of Common Stock
Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,083,333.33
Vintage Tributum, L.P. c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	2,075,151.00
Stefac, LP c/o Vintage Capital Management 4705 S. Apopka Vineland Road Suite 206 Orlando, FL 32819 Attention: Brian R. Kahn Email: bkahn@vintcap.com	1,333,333.33
B. Riley FBR, Inc. 21255 Burbank Boulevard, Suite 400 Woodland Hills, CA 91367 Email: pmandarino@brileyfbr.com Attention: Perry Mandarino	1,000,000.00
Brian Kahn and Lauren Kahn, as tenants by the entirety 9935 Lake Louise Drive Windermere, FL 34786	1,000,000.00

2.                  Miscellaneous; No Other Waivers or Amendments. As amended by this Amendment, the provisions of Article I (Definitions) and Sections 3.1 (Notices), 3.2 (Waiver), 3.3 (Counterparts), 3.4 (Applicable Law), 3.5 (Waiver of Jury Trial), 3.6 (Severability), 3.8 (Delivery by Electronic Transmission), 3.11 (Descriptive Headings; Interpretation) and 3.12 (Amendments) of the Registration Rights Agreement shall apply to this Amendment mutatis mutandis. Except as specifically amended hereby, the Registration Rights Agreement shall continue in full force and effect as written. References to the Registration Rights Agreement in other documents and agreements (including, for the avoidance of doubt, the Registration Rights Agreement) will be deemed to be references to the Registration Rights Agreement, as amended by this Amendment, regardless of whether such documents and agreements refer to any amendments to the Registration Rights Agreement.

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3.      Entire Agreement. This Amendment, together with the Registration Rights Agreement and all other documents and agreements referenced herein or therein, represents the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto or thereto, or between any of them, with respect to the subject matter hereof and thereof.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first above written.

FRANCHISE GROUP, INC.

By:	/s/ Michael S. Piper
Name: Michael S. Piper
Title: Vice President and Chief Financial Officer

VINTAGE GROUP:

TRIBUTUM, L.P.

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Authorized Signatory

SAMJOR FAMILY LP

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Authorized Signatory

VINTAGE RTO, L.P.

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Authorized Signatory

VINTAGE CAPITAL MANAGEMENT, LLC

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Authorized Signatory

[Signature page to Amendment No. 2 to Registration Rights Agreement]

VINTAGE TRIBUTUM, LP

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Authorized Signatory

STEFAC, LP

By:	/s/ Brian R. Khan
Name: Brian R. Kahn
Title: Manager

/s/ Brian R. Khan
Brian R. Kahn

/s/ Lauren Khan
Lauren Kahn

B. RILEY FBR, INC.

By:	/s/ Bryant Riley
Name: Bryant Riley
Title: Executive Officer

[Signature page to Amendment No. 2 to Registration Rights Agreement]